iShares®

iShares Trust

iShares, Inc.

Supplement dated November 16, 2017

to the Prospectuses (the “Prospectuses”)

for all of iShares Trust and iShares, Inc. Funds

(each, a “Fund” and collectively, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for each Fund.

Effective immediately, each Fund’s Prospectus is amended as follows:

The subsection entitled “More Information About the Fund” in each Fund’s current Prospectus is amended to add the following paragraph at the end of the subsection:

Under new continuous listing standards adopted by the Fund’s listing exchange, which, unless otherwise extended, would go into effect on January 1, 2018, the Fund will be required to confirm on an ongoing basis that the components of the Underlying Index satisfy the applicable listing requirements. In the event that the Underlying Index does not comply with the applicable listing requirements, the Fund would be required to rectify such non-compliance by requesting that the Index Provider modify the Underlying Index, adopting a new underlying index, or obtaining relief from the SEC. Failure to rectify such non-compliance may result in the Fund being delisted by the listing exchange.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-SUPP-11-16

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE